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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  July 30, 1996




                            THE ROCKIES FUND, INC.
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            (Exact name of registrant as specified in its charter)



        Nevada                     0-12444-D                 84-0928022
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(State or other jurisdic-       (Commission file            (IRS Employer
tion of incorporation or             number)             Identification No.)
organization)





            4465 Northpark Drive, Colorado Springs, Colorado  80907
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        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (719) 590-4900
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         (Former name or former address, if changed since last report)
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ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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     (a)  The Company has retained the accounting firm of GELFOND HOCHSTADT
PANGBURN & CO., a Professional Corporation, to serve as the Company's principal accountant to audit the Company's financial statements. This engagement is effective July 30, 1996. Prior to its engagement as the Company's principal independent accountant, GELFOND HOCHSTADT PANGBURN & CO., a Professional Corporation, had not been consulted by the Company either with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or on any matter which was the subject of any prior disagreement between the Company and its previous certifying accountant.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE ROCKIES FUND, INC.



Date:      8/2/96                  By:    /s/ Stephen G. Calandrella
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                                        Stephen G. Calandrella, President